                                                                    Exhibit 10.7


                      AMENDMENT NO. 6 TO THE SECOND AMENDED
                  AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                            WINN LIMITED PARTNERSHIP

         This Amendment No. 6 (the "Amendment") to the Second Amended and Restated Agreement of Limited Partnership of WINN Limited Partnership dated July 11, 1997 (the "Partnership Agreement") is entered into as of April 2, 2002, by and among Winston Hotels, Inc. (the "General Partner") and the Limited Partners of WINN Limited Partnership (the "Partnership"). All capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Partnership Agreement.

         WHEREAS, additional Partnership Units were issued to the General Partner on April 2, 2002 upon the contribution by the General Partner of the proceeds of the issuance and sale of an additional 3,162,500 REIT Shares through a secondary public offering of its Common Shares;

         WHEREAS, additional Partnership Units were issued to the General Partner on January 1, 2002 in connection with the issuance of 33,000 Common Shares to employees of the General Partner pursuant to the General Partner's Stock Incentive Plan;

         WHEREAS, it is desirable to amend Exhibit A to the Partnership Agreement to reflect such transactions;

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Partnership Agreement as follows:

         Exhibit A to the Partnership Agreement is hereby amended by substituting for the current version of such exhibit, a version in the form attached to this Amendment reflecting the issuance of additional Partnership Units to the General Partner upon the General Partner's contribution of the proceeds of the issuance and sale of an additional 3,162,500 REIT Shares through a secondary public offering of its Common Shares and the issuance of 33,000 Common Shares to employees of the General Partner pursuant to the General Partner's Stock Incentive Plan.

         IN WITNESS WHEREOF, the foregoing Amendment No. 6 to the Second Amendment and Restated Agreement of Limited Partnership Agreement of WINN Limited Partnership has been signed and delivered as of this 10th day of May, 2002, by the undersigned as General Partner of the Partnership.


                                                    WINSTON HOTELS, INC.,
                                                    as General Partner


                                                    By:      /s/ Brent V. West
                                                             -----------------
                                                    Name:    Brent V. West
                                                             -------------
                                                    Title:   Vice President
                                                             --------------


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                                    EXHIBIT A
                                  April 2, 2002

  (Table below reflects the issuance of additional Partnership Units on account of the issuance of 3,162,500 REIT Shares through a secondary public offering of the General Partners' Common Shares completed on April 2, 2002 and the issuance of 33,000 Common Shares to employees of the General Partner pursuant to the
                     General Partner's Stock Incentive Plan)

                                  COMMON UNITS

             PARTNER AND                   PARTNERSHIP               PERCENTAGE
               ADDRESS                        UNITS                   INTEREST
             ------------                  -----------               ----------

           GENERAL PARTNER:

         Winston Hotels, Inc.              20,120,034                  93.94%
          2209 Century Drive
          Raleigh, NC 27612

          LIMITED PARTNERS:

          Charles M. Winston
         Winston Hotels, Inc.                105,643                   0.49%
          2209 Century Drive
          Raleigh, NC 27612

          Cary Suites, Inc.                 1,019,524                  4.76%
          2209 Century Drive
          Raleigh, NC 27612

  WJS Associates-Perimeter II, Inc.          109,516                   0.51%
          2209 Century Drive
          Raleigh, NC 27612

Hubbard Realty of Winston-Salem, Inc.        63,797                    0.30%
        85 South Stratford Rd.
       Winston-Salem, NC 27103
                                            ---------                 -------
                                           21,418,514                 100.00%



                            SERIES A PREFERRED UNITS


                   PARTNER AND ADDRESS          PARTNERSHIP UNITS
                   -------------------          -----------------

                  Winston Hotels, Inc.              3,000,000
                   2209 Century Drive
                    Raleigh, NC 27612